UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 30, 2005

CoTherix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50794	04-3513144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

5000 Shoreline Court, Suite 101, South San Francisco, CA 94080

(Address of principal executive offices and zip code)

(650) 808-6500

(Registrant's telephone number, including area code)

Item 8.01. Other Events

On August 30, 2005, CoTherix, Inc. issued a press release announcing that the U.S. Food and Drug Administration has approved two of the company's supplemental new drug applications regarding inclusion, in the company's label for Ventavis® (iloprost) Inhalation Solution, information with respect to:

  Information relating to the company's clinical study known as the STEP trial; and
  Use of the I-Neb pulmonary drug delivery device for the administration of Ventavis.

A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release of CoTherix, Inc. dated August 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2005

CoTherix, Inc.
By:	/s/ Christine E. Gray-Smith
Christine E. Gray-Smith Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED AUGUST 30, 2005

Exhibit Description

99.1 Press Release of CoTherix, Inc. dated August 30, 2005.